                                                                    EXHIBIT 10.4

                              INKTOMI CORPORATION

                          1996 EQUITY INCENTIVE PLAN

                           As Adopted March 15, 1996
                          As Amended October 7, 1996

     1.   PURPOSE. The purpose of the Plan is to provide incentives to attract,
          -------
retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 24.

     2.   SHARES SUBJECT TO THE PLAN.
          ----------------------------

          2.1  Number of Shares Available. Subject to Sections 2.2 and 18, the
               --------------------------
total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 6,000,000 Shares. Subject to Sections 2.2 and 18, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option,
(b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) are subject to an Award that otherwise terminates without Shares being issued.

          2.2  Adjustment of Shares. In the event that the number of outstanding
               --------------------
Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of
                                            --------  -------
a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee.

     3.   ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only
          -----------
to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisers render bona fide
         --------
services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

     4.   ADMINISTRATION.
          --------------

          4.1  Committee Authority.  The Plan shall be administered by the
               -------------------
Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

               (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

               (b) prescribe, amend and rescind rules and regulations relating to the Plan;

               (c)  select persons to receive Awards;

               (d)  determine the form and terms of Awards;

               (e) determine the number of Shares or other consideration subject to Awards;

               (f) determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

               (g)  grant waivers of Plan or Award conditions;

               (h)  determine the vesting, exercisability and payment of Awards;

               (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

               (j)  determine whether an Award has been earned; and

               (k) make all other determinations necessary or advisable for the administration of the Plan.

          4.2  Committee Discretion.  Any determination made by the Committee
               --------------------
with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express terms of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

          4.3  Exchange Act Requirements. If the Company is subject to the
               -------------------------
Exchange Act, the Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a Committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person.

     5.   OPTIONS. The Committee may grant Options to eligible persons and shall
          -------
determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number
                      ----                                   ------
of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1  Form of Option Grant. Each Option granted under the Plan shall be
               --------------------
evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such
              ----------------------
provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

          5.2  Date of Grant. The date of grant of an Option shall be the date
               -------------
on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3  Exercise Period. Options shall be exercisable within the times
               ---------------
or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option, shall be exercisable after the
           --------  -------
expiration of ten (10) years from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent
                                                                     -----------
Shareholder") shall be exercisable after the expiration of five (5) years from
-----------
the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

          5.4  Exercise Price. The Exercise Price shall be determined by the
               --------------
Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

          5.5  Method of Exercise. Options may be exercised only by delivery to
               ------------------
the Company of a written stock option exercise agreement ("the Exercise
                                                               --------
Agreement") in a form approved by the Committee (which need not be the same for
---------
each Particiapnt), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6  Termination.  Notwithstanding the exercise periods set forth in
               -----------
the Stock Option Agreement, exercise of an Option shall always be subject to the following:

               (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options.

               (b) If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve
                    (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options.

          5.7  Limitations on Exercise.  The Committee may specify a reasonable
               -----------------------
minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8  Limitations on ISOs.  The aggregate Fair Market Value (determined
               -------------------
as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

          5.9  Modification, Extension or Renewal.  The Committee may modify,
               ----------------------------------
extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however,
                                                              --------  -------
that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10 No Disqualification.  Notwithstanding any other provision in the
               -------------------
Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6.   RESTRICTED STOCK.  A Restricted Stock Award is an offer by the Company
          ----------------
to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the
                                                    --------------
restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1  Form of Restricted Stock Award.  All purchases under a
               ------------------------------
Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that shall be in such form
            -----------------------------------
(which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of the Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date of the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

          6.2  Purchase Price.  The Purchase Price of Shares sold pursuant to a
               --------------
Restricted Stock Award shall be determined by the Committee and shall be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price shall be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

          6.3  Restrictions.  Restricted Stock Awards shall be subject to such
               ------------
restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine; provided that
                                                           --------
Restricted Stock Awards containing restrictions which are subject to lapse at a rate of less than 20% of the shares per year may be granted only to officers, directors or consultants of the Company or employees of the Company earning at least $60,000 per year and having adequate sophistication and sufficient empowerment to enable such employees to achieve the performance goals.

     7.   STOCK BONUSES.
          -------------

          7.1  Awards of Stock Bonuses. A Stock Bonus is an award of Shares
               -----------------------
(which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus
                                                              -----------
Agreement") that shall be in such form (which need not be the same for each
---------
Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in Participant's individual Award Agreement (the "Performance Stock Bonus
                                                  -----------------------
Agreement") that shall be in such form (which need not be the same for each
---------
Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine; provided, however, that performance-based bonuses that
                         --------
do not vest at least as to 20% of the shares per year shall be restricted to officers, directors and consultants of the Company and employees of the Company earning at least $60,000 per year and having adequate sophistication and sufficient empowerment to enable such individuals to achieve the performance goals.

          7.2  Terms of Stock Bonuses. The Committee shall determine the number
               ----------------------
of Shares to be awarded to the Participant and whether such Shares shall be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine; (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for
                                                        ------------------
each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have be earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3  Form of Payment. The earned portion of a Stock Bonus may be paid
               ---------------
currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

          7.4  Termination During Performance Period. If a Participant is
               -------------------------------------
Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

     8.   PAYMENT FOR SHARE PURCHASES.
          ---------------------------

          8.1  Payment. Payment for Shares purchased pursuant to the Plan may be
               -------
made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b) by surrender of Shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

               (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however,
                                                             --------  -------
                    that Participant who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided further that the portion of the
                                     ----------------
                    Purchase Price equal to the par value of the Shares, if any, must be paid in cash.

               (d) by waiver of compensation due or accrued to Participant for services rendered;

               (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's Stock exists:

                    (1) through a "same day sale" committee from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer")
                                                                -----------
                         whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                    (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

          (f)  by any combination of the foregoing.

          8.2  Loan Guarantees.  The Committee may help the Participant pay for
               ---------------
Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9.   WITHHOLDING TAXES.
          -----------------

          9.1  Withholding Generally.  Wherever Shares are to issued in
               ---------------------
satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2  Stock Withholding.  When, under applicable tax laws, a
               -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to
                                   --------
have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

               (a) the election must be made on or prior to the applicable Tax Date;

               (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

               (c) all elections shall be subject to the consent or disapproval of the Committee;

               (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings;

               (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     10.  PRIVILEGES OF STOCK OWNERSHIP
          -----------------------------

          10.1 Voting and Dividends. No Participant shall have any of the rights
               --------------------
of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
                                                        --------
Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no
                      --------  -------
right to retain such stock dividends or stock distributions with respect to Shares that are later repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2 Financial Statements. The Company shall provide financial
               --------------------
statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be
                                    --------  -------
required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     11.  TRANSFERABILITY. Awards granted under the Plan, and any interest
          ---------------
therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

     12.  RESTRICTIONS ON SHARES. At the discretion of the Committee, the
          ----------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the Fair Market Value of such Shares on Participant's Termination Date, provided, that such
                                                        --------
right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price or such higher price as determined by the Committee; provided, however, that except with
                                             --------  -------
respect to Awards granted to officers, directors or consultants of the Company or employees of the Company earning at least $60,000 per year and having adequate sophistication and sufficient empowerment to enable such employees to achieve the performance goals, the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement).

     13.  CERTIFICATES.  All certificates for Shares or other securities
          ------------
delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

     14.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
          ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Companyunder the promissory note; provided, however, that the Committee may
                                  --------  -------
require or accept other additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such from as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15.  EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or from
          -----------------------------
time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash. Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

     16.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be
          ----------------------------------------------
effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

     17.  NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted
          -----------------------
under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18.  CORPORATE TRANSACTIONS.
          ----------------------

          18.1 Assumption or Replacement of Awards by Successor. In the event of
               ------------------------------------------------
(a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants),
(b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the
 ------
outstanding shares of the Company) any or all outstanding Awards may be assumed or replaced by the successor corporation (if any), which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

               In the event such successor corporation, if any, refuses to assume or substitute the Awards, as provided above, pursuant to a transaction described in this Subsection

18.1. such Awards shall expire in connection with such transaction at such time and on such conditions as the Board shall determine.

               18.2 Other Treatment of Awards.  Subject to any greater rights
                    -------------------------
granted to Participants under the foregoing provisions of this Section 18. in the event of the occurrence of any transaction described in Section 18.1. any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

               18.3 Assumption of Awards by the Company.  The Company, from time
                    -----------------------------------
to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

          19.  ADOPTION AND SHAREHOLDER APPROVAL.  The Plan shall become
               ---------------------------------
effective on the date that it is adopted by the Board (the "Effective Date").
                                                            --------------
The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option
                                       --------  -------
may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any shares issued pursuant to any Award shall be cancelled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

     20.  TERM OF PLAN.  The Plan will terminate ten (10) years from the
          ------------
Effective Date or, if earlier, the date of shareholder approval.

     21.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate
          --------------------------------
or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan: provided, however, that the Board shall not, without the approval of the
--------  -------
shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder.

     22.  NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the
          --------------------------
Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23.  GOVERNING LAW. The Plan and all agreements, documents and instruments
          -------------
entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of law or choice of law.

     24.  DEFINITIONS. As used in the Plan, the following terms shall have the
          -----------
following meanings:

          "Affiliate" means any corporation that directly, or indirectly through
           ---------
one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Award" means any award under the Plan, including any Option,
           -----
Restricted Stock of Stock Bonus.

          "Award Agreement" means, with respect to each Award, the signed
           ---------------
written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.
           -----

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----
          "Committee" means the committee appointed by the Board to administer
           ---------
the Plan, or if no committee is appointed the Board.

          "Company" means Inktomi Corporation, a corporation organized under the
           -------
laws of the State of California or any successor corporation.

          "Disability" means a permanent or total disability, whether temporary
           ----------
or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, or as determined by the Committee.

          "Disinterested Person" means a director who has not, during the period
           --------------------
that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16 b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Exercise Price" means the price at which a holder of an Option may
           --------------
purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the
           -----------------
Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by the The Wall Street Journal, for the over-the-counter market; or

          (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

          "Insider" means an officer or director of the Company or any other
           -------
person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

          "Option" means an award of an option to purchase Shares pursuant to
           ------
Section 5.

          "Parent" means any corporation (other than the Company) in an unbroken
           ------
chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


          "Participant" means a person who receives an Award under the Plan.
           -----------

          "Plan" means this Inktomi Corporation 1996 Equity Incentive Plan, as
           ----
amended from time to time

          "Restricted Stock Award" means an award of Shares pursuant to Section
           ----------------------
6.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Shares" means shares of the Company's Common Stock reserved for
           ------
issuance under the Plan, as adjusted pursuant to Section 2 and 15, and any successor security.

          "Stock Bonus" means an award of Shares, or cash in lieu of Shares,
           -----------
pursuant to Section 7.

          "Subsidiary" means any corporation (other than the Company) in an
           ----------
unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of the Plan with
           -----------      ----------
respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety
           --------
(90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").
                                                       -----------------

                              INKTOMI CORPORATION

                          1996 EQUITY INCENTIVE PLAN

                            STOCK OPTION AGREEMENT



     This Stock Option Agreement ("Agreement") is made and entered into as of
                                   ---------
the date of grant set forth below (the "Date of Grant") by and between Inktomi
                                        -------------
Corporation, a California corporation (the "Company"), and the participant named
                                            -------
below ("Participant").  Capitalized terms not defined herein shall have the
        -----------
meaning ascribed to them in the Company's 1996 Equity Incentive Plan (the

"Plan").
 ----

PARTICIPANT:                  ____________________________

SOCIAL SECURITY NUMBER:       ____________________________

ADDRESS:                      ____________________________

TOTAL OPTION SHARES:          ____________________________

EXERCISE PRICE PER SHARE:     ____________________________

DATE OF GRANT:                ____________________________

FIRST VESTING DATE:           ____________________________

EXPIRATION DATE:              ____________________________

TYPE OF STOCK OPTION:         [ ] INCENTIVE STOCK OPTION
                              [ ] NONQUALIFIED STOCK OPTION


     1.  GRANT OF OPTION.  The Company hereby grants to Participant an option
         ---------------
(the "Option") to purchase the total number of shares of Common Stock of the
      ------
Company set forth above (the "Shares") at the Exercise Price Per Share set forth
                              ------
above (the "Exercise Price"), subject to all of the terms and conditions of this
            --------------
Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the
                                                               ---
meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
 ----

     2.   EXERCISE PERIOD.
          ---------------

          2.1  Exercise Period of Option.  This Option is exercisable
               -------------------------
immediately, in whole or in part, conditioned upon Participant entering into a Restricted Stock Purchase Agreement substantially in the form attached hereto as Exhibit C-1 (the "Restricted Stock Purchase Agreement") with respect to any
-----------       -----------------------------------
unvested Option Shares. The Shares subject to this Option shall vest and/or be released from the Company's repurchase option, as set forth in the Restricted Stock Purchase Agreement, according to the following schedule:_____________, provided however that (a) Shares subject to this Option shall vest and/or be released from the Company's repurchase option based on Participant's continued employment with or services to the Company and (b) vested Shares shall not be subject to the Company's repurchase option.

          2.2  Expiration.  The Option shall expire on the Expiration Date set
               ----------
forth above and must be exercised, if at all, on or before the Expiration Date.

     3.   TERMINATION.
          -----------

          3.1  Termination for Any Reason Except Death or Disability.  If
               -----------------------------------------------------
Participant is Terminated for any reason, except death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of Termination, may be exercised by Participant no later than three (3) months after the date of Termination, but in any event no later than the Expiration Date.

          3.2  Termination Because of Death or Disability.  If Participant is
               ------------------------------------------
Terminated because of death or Disability of Participant, the Option, to the extent that it is exercisable by Participant on the date of Termination, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the date of Termination, but in any event no later than the Expiration Date.

          3.3  No Obligation to Employ.  Participant acknowledges and agrees
               -----------------------
that the vesting of Shares is earned only by continuing consultancy or employment at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares hereunder). Participant further acknowledges and agrees that nothing in the Plan or this Agreement (or any prior or future amendment thereto or restatement thereof) shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     4.   MANNER OF EXERCISE.
          ------------------

          4.1  Stock Option Exercise Agreement.  To exercise this Option,
               -------------------------------
Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company (a) an executed stock option exercise agreement substantially in the form attached hereto as Exhibit A (the "Exercise Agreement"), and (b) in the
                        ---------       ------------------
event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, an Investment Representation Statement in substantially the form attached hereto as Exhibit B (the "Investment Representation Statement"),
                        ---------       -----------------------------------
and (c) if Participant is purchasing any unvested Shares, an executed Restricted Stock Purchase Agreement. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2  Limitations on Exercise.  The Option may not be exercised unless
               -----------------------
such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed from time to time. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

          4.3  Payment.  The Exercise Agreement shall be accompanied by full
               -------
payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b) at the discretion of the Committee, by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or
(2) were obtained by Participant in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

               (c) at the discretion of the Committee, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code provided, however, Participants who are not
                                  --------  -------
employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

               (d) by waiver of compensation due or accrued to Participant for services rendered;

               (e) provided that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and
 -----------
to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, or (2) through a "margin"
                                                    --
commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

               (f)  by any combination of the foregoing.

          4.4  Tax Withholding.  Prior to the issuance of the Shares upon
               ---------------
exercise of the Option, Participant must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

          4.5  Issuance of Shares.  Provided that the Exercise Agreement,
               ------------------
Investment Representation Statement (if applicable), Restricted Stock Purchase Agreement (if applicable) and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto (subject to the escrow provisions applicable to the Restricted Stock Purchase Agreement).

     5.   NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any
          ----------------------------
manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

     6.   TAX CONSEQUENCES. Set forth below is a brief summary as of the Date of
          ----------------
Grant of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          6.1  Exercise of ISO.  If the Option qualifies as an ISO, there will
               ---------------
be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

          6.2  Exercise of Nonqualified Stock Option.  If the Option does not
               -------------------------------------
qualify as an ISO, there may be regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an employee, the Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          6.3  Disposition of Shares.  If the Shares are held for more than
               ---------------------
twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the Option (and, in the case of an ISO, are disposed of more than two years after the Date of Grant), any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within one year of exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          6.4  Section 83(b) Election for Unvested Shares Purchased Pursuant to
               ----------------------------------------------------------------
Nonqualified Stock Options.  With respect to the exercise of a nonqualified
--------------------------
stock option for unvested Shares, an election may be filed by the Participant with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to
             --------------
Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. This will result in a recognition of taxable income to the Participant on the date of exercise, measured by the excess, if any, of the Fair Market Value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by the Participant at the time or times on which the Company's repurchase option lapses. Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

          6.5  Section 83(b) Election for Unvested Shares Purchased Pursuant to
               ----------------------------------------------------------------
ISOs. With respect to the exercise of an ISO for unvested Shares, an election
----
may be filed by the Participant with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase
                                                --------------
of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase for alternative minimum tax purposes. This will result in a recognition of income to the Participant on the date of exercise, for alternative minimum tax purposes, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised, over the purchase price for the Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Participant at the time or times on which the Company's repurchase option under the Restricted Stock Purchase Agreement lapses. Participant is strongly encouraged to seek the advice of his or her tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) for alternative minimum tax purposes is attached hereto as Exhibit C-6 for reference.

     PARTICIPANT ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PARTICIPANT'S BEHALF.

     7.   NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an
          -------------------------------------------------
ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, and (2) the date one year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

     8.   PRIVILEGE OF STOCK OWNERSHIP.  Participant shall not have any of the
          ----------------------------
rights of a shareholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price.

     9.   MARKET STANDOFF AGREEMENT.  Participant agrees in connection with any
          -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Participant will not sell or otherwise dispose of any securities of the Company (including, without limitation, the Shares) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

     10.  INTERPRETATION.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

     11.  ENTIRE AGREEMENT.  The Plan is incorporated herein by reference.  This
          ----------------
Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. This Agreement may be modified, waived or amended only in writing signed by both parties hereto. This Agreement may only be amended, modified or waived in writing signed by both parties hereto.

     12.  NOTICES.  Any notice required to be given or delivered to the Company
          -------
under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by fax or telecopier.

     13.  SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights
          ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

     14.  GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     15.  ACCEPTANCE.  Participant hereby acknowledges receipt of a copy of the
          ----------
Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Date of Grant.

INKTOMI CORPORATION                          PARTICIPANT


By:_____________________________             _____________________________
                                             (Signature)

________________________________             _____________________________
(Please print name)                          (Please print name)

________________________________
(Please print title)

                                   EXHIBIT A
                                   ---------


                              INKTOMI CORPORATION

                          1996 EQUITY INCENTIVE PLAN

                        STOCK OPTION EXERCISE AGREEMENT

     This Exercise Agreement is made and entered into as of ___________________, 19__ (the "Effective Date") by and between Inktomi Corporation, a California
           --------------
corporation (the "Company"), and the purchaser named below (the "Purchaser").
                  -------                                        ---------
Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1996 Equity Incentive Plan (the "Plan").
                                               ----

PARTICIPANT:                  ____________________________

SOCIAL SECURITY NUMBER:       ____________________________

ADDRESS:                      ____________________________

TOTAL SHARES EXERCISED:       ____________________________

EXERCISE PRICE PER SHARE:     ____________________________

TOTAL PURCHASE PRICE:         ____________________________


     1.   EXERCISE OF OPTION.
          ------------------

          1.1  EXERCISE.  Pursuant to exercise of that certain option ("Option")
               --------                                                 ------
granted to Purchaser under the Plan and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the total number of shares set forth above ("Shares")
                                                                        ------
of the Company's Common Stock at a purchase price per share set forth above for a total purchase price set forth above (the "Purchase Price"). As used in this
                                             --------------
Agreement, the term "Shares" refers to the Shares purchased under this Exercise
                     ------
Agreement and includes all securities received (a) in replacement of the Shares,
(b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

          1.2  TITLE TO SHARES.  The exact spelling of the name(s) under which
               ---------------
Purchaser will take title to the Shares is:___________________________________
____________________________________________________________.

Purchaser desires to take title to the Shares as follows:

     [ ]  Individual, as separate property
     [ ]  Husband and wife, as community property
     [ ]  Joint Tenants
     [ ] Alone or with spouse as trustee(s) of the following trust (including date):_______________________________________________________________

     [ ]  Other; please specify:_______________________________________________

          1.3  PAYMENT.  Purchaser hereby delivers payment of the Purchase Price
               -------
in the manner permitted in Purchaser's Stock Option Agreement as follows (check and complete as appropriate):

     [ ] in cash in the amount of $__________________ receipt of which is acknowledged by the Company;

     [ ] by cancellation of indebtedness of the Company to Purchaser in the amount of $___________________;

     [ ] at the discretion of the Committee, by delivery of fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $______________ per share;

     [ ] at the discretion of the Committee, by tender of a Full Recourse Promissory Note in the principal amount of $_______________ secured by a Pledge Agreement of even date herewith;

     [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $__________________.

     2.   DELIVERY.
          --------

          2.1  DELIVERIES BY PURCHASER.  Purchaser hereby delivers to the
               -----------------------
Company (a) this Exercise Agreement, (b) an Investment Representation Statement in the form of Exhibit B to Purchaser's Stock Option Agreement (the "Investment
               ---------                                             ----------
Representation Statement"), if applicable, and (c) a Restricted Stock Purchase
------------------------
Agreement (together with all required ancillary agreements and documents pursuant thereto) in the form of Exhibit C to Purchaser's Stock Option Agreement
                                 ---------
(the "Restricted Stock Purchase Agreement"), if applicable.
      -----------------------------------

          2.2  DELIVERIES BY THE COMPANY.  Upon its receipt of the Purchase
               -------------------------
Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided under the Restricted Stock Purchase Agreement and/or payment in full to the Company of all sums due under a Note (both as applicable).

     3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser acknowledges
          -------------------------------------------
that Purchaser has received, read and understood the Plan, the Stock Option Agreement, this Exercise Agreement, the Investment Representation Statement (if applicable), the Restricted Stock Purchase Agreement and all documents required in connection with the Restricted Stock Purchase Agreement (all as applicable), and agrees to abide by all terms and conditions set forth in such agreements and documents

     4.   COMPANY'S RIGHT OF FIRST REFUSAL.  Before any Shares held by Purchaser
          --------------------------------
or any transferee of such Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including without limitation
     ------
a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth
                          --------------
in this Section (the "Right of First Refusal").
                      ----------------------

          4.1  NOTICE OF PROPOSED TRANSFER.  The Holder of the Shares shall
               ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's
                                              ------
bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("Proposed
                                                                --------
Transferee"); (iii) the number of Offered Shares to be transferred to each
----------
Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price");
                                                               -------------
and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

          4.2  EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within thirty
               ----------------------------------
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

          4.3  PURCHASE PRICE.  The purchase price for the Offered Shares
               --------------
purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

          4.4  PAYMENT.  Payment of the purchase price for Offered Shares will
               -------
be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          4.5  HOLDER'S RIGHT TO TRANSFER.  If all of the Offered Shares
               --------------------------
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that
                                                               --------
such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is
            -------- -------
effected in compliance with all applicable securities laws (and all other restrictions set forth herein and in the Investment Representation Statement and the Restricted Stock Purchase Agreement) and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          4.6  EXEMPT TRANSFERS.  Notwithstanding anything to the contrary in
               ----------------
this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate
                                                                      ---------
family" will mean Purchaser's spouse, the lineal descendant or antecedent,
------
father, mother, brother or sister, adopted child or grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

          4.7  TERMINATION OF RIGHT OF FIRST REFUSAL.  The Right of First
               -------------------------------------
Refusal will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).

     5.   RIGHTS AS SHAREHOLDER.  Subject to the terms and conditions of this
          ---------------------
Exercise Agreement, the Investment Representation Statement and the Restricted Stock Purchase Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises its Right of First Refusal and/or its repurchase right under the Restricted Stock Purchase Agreement ("Repurchase Right"). Upon an exercise of the Right of First Refusal
            ----------------
and/or Repurchase Right, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement and/or the Restricted Stock Purchase Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     6.   RESTRICTIVE LEGENDS AND STOP TRANSFER ORDERS.
          --------------------------------------------

          6.1  LEGENDS.  Purchaser understands and agrees that the Company will
               -------
place the legends set forth below or similar legends on any stock certificates evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER
                                                   --------------
          THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF SUCH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

     The California Commissioner of Corporations may require that the following legend also be placed upon the share certificates) evidencing ownership of the
Shares:

          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

          6.2  STOP-TRANSFER INSTRUCTIONS.  Purchaser agrees that, to ensure
               --------------------------
compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          6.3  REFUSAL TO TRANSFER.  The Company will not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

     7.   TAX MATTERS.  Purchaser has reviewed with his own tax advisors the
          -----------
federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of Purchaser's investment or the transactions contemplated by this Agreement.

     8.   COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the
          ------------------------------------
Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

     9.   SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under
          ----------------------
this Agreement, including its rights to repurchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

     10.  GOVERNING LAW; SEVERABILITY.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     11.  NOTICES.  Any notice required to be given or delivered to the Company
          -------
shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by fax or telecopier.

     12.  FURTHER INSTRUMENTS.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     13.  HEADINGS.  The captions and headings of this Agreement are included
          --------
for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     14.  ENTIRE AGREEMENT.  The Plan, the Stock Option Agreement, this Exercise
          ----------------
Agreement, the Investment Representation Statement and the Restricted Stock Purchase Agreement, together with all exhibits to all such documents, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof. This Agreement may only be amended, modified or waived in writing signed by both parties hereto.

     IN WITNESS THEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate as of the Effective Date.

INKTOMI CORPORATION                        PARTICIPANT


By:_______________________________         _________________________________
                                           (Signature)

__________________________________         _________________________________
(Please print name and title)              (Please print name)

                                   EXHIBIT B
                                   ---------


                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER        :

COMPANY          :  INKTOMI CORPORATION

SECURITY         :  COMMON STOCK

AMOUNT           :

DATE             :

     In connection with the purchase of the above-listed securities (the "Shares"), the undersigned Purchaser represents to the Company the following:

     1.   PURCHASE FOR OWN ACCOUNT FOR INVESTMENT.  Purchaser is purchasing the
          ---------------------------------------
Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act").
                                                        --------------
Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares. Purchaser acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as set forth herein.

     2.   ACCESS TO INFORMATION.  Purchaser has had access to all information
          ---------------------
regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonable considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

     3.   UNDERSTANDING OF RISKS.  Purchaser is fully aware of (i) the highly
          ----------------------
speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

     4.   NO GENERAL SOLICITATION.  At no time was Purchaser presented with or
          -----------------------
solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     5.   NO TRANSFER UNLESS REGISTERED OR EXEMPT.  Purchaser understands that
          ---------------------------------------
Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

     6.   SEC RULE 701 AND RULE 144.  Purchaser is familiar with the provisions
          -------------------------
of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Shares exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the number of Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Shares by an affiliate, or by a non-affiliate who subsequently holds the Shares less than two years, the satisfaction of the conditions set forth in clauses
(1), (2), (3) and (4) immediately above.

     7.   OTHER EXEMPTIONS.  Purchaser understands that in the event all of the
          ----------------
applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

                                        Signature of Purchaser:



                                        ____________________________________



Date: ___________________, 19__

                                  EXHIBIT C-1
                                  -----------

                          1996 EQUITY INCENTIVE PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made between ______________ (the "Purchaser") and Inktomi
                                                         ---------
Corporation (the "Company") as of __________________, 199__.
                  -------


                                   RECITALS
                                   --------

     A. Pursuant to the exercise of the stock option granted to Purchaser under the Company's 1996 Equity Incentive Plan (the "Plan") and pursuant to the
                                                     ----
Stock Option Agreement (the "Option Agreement") by and between the Company and
                             ----------------
Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, Purchaser has elected by executing an Exercise Agreement (the "Exercise Agreement") to purchase shares which have not become
                ------------------
vested under the vesting schedule set forth in the Option Agreement ("Unvested
                                                                      --------
Shares").  The Unvested Shares and the shares subject to the Option Agreement
------
which have become vested are sometimes collectively referred to herein as the

"Shares."
 ------

     B. As required by the Option Agreement, as a condition to Purchaser's election to exercise the option, Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

                                   AGREEMENT
                                   ---------

     1.   REPURCHASE OPTION.
          -----------------

          (a)  Repurchase Option.  If Purchaser's employment or consulting
               -----------------
relationship with the Company is terminated for any reason, including for cause, death, and disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all or any portion of the Purchaser's then Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the "Repurchase
                                                                     ----------
Option").
------

          (b)  Exercise.  Upon the occurrence of a termination, the Company may
               --------
exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the then Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

          (c)  Termination.  If the Company does not elect to exercise the
               -----------
Repurchase Option conferred above by giving the requisite notice within ninety
(90) days following the termination, the Repurchase Option shall terminate.

     2.   TRANSFERABILITY OF THE SHARES; ESCROW.
          -------------------------------------

          (a)  Transfer.  Purchaser hereby authorizes and directs the secretary
               --------
of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

          (b)  Escrow.  To insure the availability for delivery of Purchaser's
               ------
Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the initial Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2. The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C-4. Upon vesting of the initial Unvested Shares, the escrow agent shall promptly deliver to the Purchaser (upon request) the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

          (c)  No Liability.  The Company, or its designee, shall not be liable
               ------------
for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d)  Restrictions on Transfer.  Transfer or sale of the Shares is
               ------------------------
subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

     3.   OWNERSHIP, VOTING RIGHTS, DUTIES.  This Agreement shall not affect in
          --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     4.   LEGENDS. The share certificate evidencing the Shares shall be endorsed
          -------
with the following legend (in addition to any other required legends):

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     5.   ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares and
          --------------------------
the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     6.   NOTICES.  Notices required hereunder shall be given in person or by
          -------
registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive offices.

     7.   SURVIVAL OF TERMS.  This Agreement shall apply to and bind Purchaser
          -----------------
and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     8.   SECTION 83(B) ELECTIONS.
          -----------------------

          (a)  Election for Unvested Shares Purchased Pursuant to Nonqualified
               ---------------------------------------------------------------
Stock Options.  Purchaser hereby acknowledges that he or she has been informed
-------------
that, with respect to the exercise of a nonqualified stock option for Unvested Shares, that unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within
                                                                        ------
30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the
-------
Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

          (b)  Election for Unvested Shares Purchased Pursuant to Incentive
               ------------------------------------------------------------
Stock Options. Purchaser hereby acknowledges that he or she has been informed
-------------
that, with respect to
the exercise of an incentive stock option for Unvested Shares, that unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase
                                                --------------
of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of income to the Purchaser, for alternative minimum tax purposes, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) for alternative minimum tax purposes is attached hereto as Exhibit C-6 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

     9.   TAX MATTERS.  Purchaser has reviewed with his own tax advisors the
          -----------
federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of Purchaser's investment or the transactions contemplated by this Agreement.

     10.  FURTHER INSTRUMENTS.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     11.  HEADINGS.  The captions and headings of this Agreement are included
          --------
for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     12.  ENTIRE AGREEMENT.  The Plan, the Stock Option Agreement, the Exercise
          ----------------
Agreement, the Investment Representation Statement associated with the Exercise Agreement and this Restricted Stock Purchase Agreement, together with all exhibits to all such documents, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof. This Agreement may only be amended, modified or waived in writing signed by both parties hereto.

     13.  GOVERNING LAW; SEVERABILITY.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     14.  INTERPRETATIONS.  Any dispute regarding the interpretation of this
          ---------------
Agreement shall be submitted by Purchaser or the Company to the Committee (as defined in the Plan) for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

INKTOMI CORPORATION                          PURCHASER


By:____________________________              _________________________________
                                             (Signature)

_______________________________              _________________________________
(Please print name)                          (Please print name)

_______________________________
(Please print title

                                  EXHIBIT C-2
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto __________________________________________________________________
(_____________) shares of the Common Stock of Inktomi Corporation standing in my name of the books of said corporation represented by Certificate No. _______ herewith and do hereby irrevocably constitute and appoint ______________________ _________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Inktomi Corporation and the undersigned dated _____________, 19____.


Dated: _______________, 19_____


                                        Signature:______________________________









INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS REPURCHASE OPTION AS SET FORTH IN THE AGREEMENT, WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF THE PURCHASER.

                                  EXHIBIT C-3
                                  -----------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


                                                         _____________, 19______


Corporate Secretary
Inktomi Corporation
1900 South Norfolk Street, Suite 110
San Mateo, CA  94403

Dear _______________:

     As Escrow Agent for both Inktomi Corporation (the "Company"), and the
                                                        -------
undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby
                                                    ---------
authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between
                                                            ---------
the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's
                                               -------
repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 120 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

     COMPANY:            Inktomi Corporation
                         1900 South Norfolk Street, Suite 110
                         San Mateo, CA  94403
                         Attention:  Secretary

     PURCHASER:          _______________________________________
                         _______________________________________
                         _______________________________________

     ESCROW AGENT:       Corporate Secretary
                         Inktomi Corporation
                         1900 South Norfolk Street, Suite 110
                         San Mateo, CA  94403

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

INKTOMI CORPORATION                          PURCHASER


By:_______________________________           __________________________________
                                             (Signature)

__________________________________           __________________________________
(Please print name)                          (Please print name)

__________________________________
(Please print title)


ESCROW AGENT


__________________________________
(Signature)


__________________________________
(Please print name)

                                  EXHIBIT C-4
                                  -----------

                               CONSENT OF SPOUSE
                               -----------------


     I, ____________________, spouse of ____________, have read and approve the foregoing Stock Option Agreement, Stock Option Exercise Agreement, Investment Representation Statement, Restricted Stock Purchase Agreement and Escrow Agreement (collectively the "Agreements"). In consideration of granting of the
                             ----------
right to my spouse to purchase shares of Inktomi Corporation, as set forth in the Agreements, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreements and agree to be bound by the provisions of the Agreements insofar as I may have any rights in said Agreements or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreements.

Dated: __________________, 19 __



                                        ___________________________________
                                        (Signature)


                                        ___________________________________
                                        (Please print name)

                                  EXHIBIT C-5
                                  -----------
                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:                  TAXPAYER:        SPOUSE:

     ADDRESS:

     IDENTIFICATION NO.:    TAXPAYER:        SPOUSE:

     TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: ___________ shares (the "Shares") of the Common Stock of Inktomi Corporation (the "Company").

3.   The date on which the property was transferred is: ____________, 19 ____.

4.   The property is subject to the following restrictions:

     The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never
     lapse, of such property is:   $______________________.

6.   The amount (if any) paid for such property is:  $______________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ________________, 19___               __________________________________
                                             Taxpayer


The undersigned spouse of taxpayer joins in this election.

Dated: ________________, 19___               __________________________________
                                             Spouse of Taxpayer

                                  EXHIBIT C-6
                                  -----------

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------


The undersigned taxpayer hereby elects, pursuant to the provisions of Sections 55-56 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's alternative minimum taxable income for the current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property.

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:                 TAXPAYER:         SPOUSE:

     ADDRESS:

     IDENTIFICATION NO.:   TAXPAYER:         SPOUSE:

     TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: ________________ shares (the "Shares") of the Common Stock of Inktomi Corporation (the "Company").

3.   The date on which the property was transferred is: ______________, 199___.

4.   The property is subject to the following restrictions:

     The Shares may be repurchased by the Company, or its assignee, at its original purchase price, on certain events. This right lapses with regard to a portion of the Shares over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_______________

6.   The amount paid for such property is:  $_______________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------


Dated: _________________, 19___              _________________________________
                                             Taxpayer


The undersigned spouse of taxpayer joins in this election.

Dated: _________________, 19___              _________________________________
                                             Spouse of Taxpayer